UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2010 (February 23, 2010)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Kaman Corporation Employees’ Pension Plan (“Pension Plan”) and Kaman Corporation Post-2004 Supplemental Employees’ Retirement Plan (“SERP”) Changes

At its February 23, 2010 meeting, the Kaman Corporation (the “Company”) Board of Directors (the “Board”) approved amendments to the Company’s Pension Plan (the “Pension Plan Amendment”) and the Company’s SERP (the “SERP Amendment”) in order to limit both (a) future participation in the plans, and (b) the pay and years of service taken into account in determining benefits under the plans. The Pension Plan Amendment and the SERP Amendment apply to all of the Company’s current executive officers, including specifically the Named Executive Officers listed in the Company’s 2010 Proxy Statement filed with the Securities and Exchange Commission on February 25, 2010.

Specifically, the Pension Plan Amendment provides that the Pension Plan will be closed to all new hires on or after March 1, 2010.  Under the Pension Plan Amendment, existing employees will continue to participate, however, (1) changes in pay will be taken into account for benefit calculation purposes only until the end of calendar year 2010, after which no further changes will be taken into account; (2) the benefit formula will be improved to use the highest five years out of the last ten years of service up to December 31, 2010, whether or not consecutive; and (3) years of service (as defined by the Pension Plan) will continue to be added for purposes of benefit calculations through December 31, 2015 with no further accumulation of service thereafter unless needed to achieve vesting under the Plan. These changes have no impact upon individuals who are already retired or have terminated employment and were vested in their pension benefit. The SERP Amendment contains the changes necessary for the SERP to be consistent with the Pension Plan Amendment except that the SERP already provides for the use of non-consecutive years of service for benefit calculation purposes and there is no provision needed regarding limitations on future participation because executives must be approved for SERP participation by the Board’s Personnel & Compensation Committee (the “Committee”) and the Board.  The Committee and the Board will not approve new participants to the SERP on or after March 1, 2010.

The Second Amendment to Post-2004 Supplemental Employees’ Retirement Plan was filed as Exhibit 10(c)(iii) to the Company’s SEC Report on Form 10-K filed on February 25, 2010 as Document No. 0001144204-10-009923.  The above summary of the SERP Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the SERP Amendment.

Item 9.01               Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: February 26, 2010

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

None